UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential for Use of Commission
☒ Definitive Proxy Statement	Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

i2 Telecom International, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

June 22, 2007

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of i2 Telecom International, Inc. (the “Company”). The Special Meeting will be held on July 12, 2007, at 10:00 a.m. at the Company’s executive offices located at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076.

The actions we expect to take at the Special Meeting are described in detail in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company’s Common Stock on June 11, 2007, you are eligible to vote with respect to certain of these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. Therefore, please complete, sign, date and return the accompanying proxy as promptly as possible. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person.

We look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Paul R. Arena

Paul R. Arena

Chairman of the Board and Chief Executive Officer

i2 TELECOM INTERNATIONAL, INC.

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

A Special Meeting of Stockholders of i2 Telecom International, Inc. will be held on Thursday, July 12, 2007, at 10:00 a.m. local time, at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076 for the following purposes:

(1)       to approve an amendment to our Articles of Incorporation increasing the number of shares of authorized Common Stock, no par value, from 250,000,000 to 500,000,000;

(2)    to approve an amendment to our Amended and Restated 2004 Stock Incentive Plan to increase the number of shares of Common Stock included in the plan from 15,000,000 to 40,000,000; and

(3)       to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on June 11, 2007, will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important. Please complete, date, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Special Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Special Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

By Order of the Board of Directors

/s/Paul R. Arena
Chairman of the Board of Directors
and Chief Executive Officer

Roswell, Georgia

June 22, 2007

i2 TELECOM INTERNATIONAL, INC.

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held July 12, 2007

VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of i2 Telecom International, Inc., a Washington corporation (referred to as the “Company,” “we,” “our” or “us”), for use at our Special Meeting of Stockholders to be held at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076 on Thursday, July 12, 2007, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about June 22, 2007.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Secretary at our principal executive offices located at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of the proposals, and in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the meeting or any adjournments thereof.

Record Date, Voting Rights and Outstanding Shares

The Board of Directors has fixed June 11, 2007, as the record date (the “Record Date”) for determining holders of our Common Stock, no par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 147,708,524 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspector of Election, in conjunction with information received from our transfer agent. The Inspector of Election will also determine whether or not a quorum is present.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is required to approve the proposals brought before the meeting. Shares that abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (“broker non-votes”), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions and broker non-votes will be included in the number of shares present and entitled to vote.

Solicitation

The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of securities held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of securities for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

i2 Telecom International, Inc.

Attn: Corporate Secretary

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

Telephone No.: (404) 567-4750

Any stockholder who shares an address with other stockholders and who wishes to receive in the future a separate annual report to stockholders, Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, may notify the Company at the address or phone number shown above. Multiple stockholders sharing an address who are receiving multiple copies of these materials may request delivery of a single copy by contacting the Company at the address or phone number shown above.

OVERVIEW OF PROPOSALS

This Proxy Statement includes two proposals requiring action by holders of our Common Stock. The proposals relate to:

•	the approval of an amendment to our Articles of Incorporation increasing the number of shares of our authorized Common Stock from 250,000,000 to 500,000,000; and

•	the approval of an amendment to our Amended and Restated 2004 Stock Incentive Plan to increase the number of shares available for awards from 15,000,000 to 40,000,000.

The proposals are discussed in more detail below.

PROPOSALS

PROPOSAL #1 - To Approve an Amendment to Our Articles of Incorporation Increasing the

Number of Shares of Authorized Common Stock from 250,000,000 to
500,000,000

On June 1, 2007, our Board of Directors adopted and approved an amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 250,000,000 shares to 500,000,000 shares, which is referred to as the “Authorized Shares Amendment.” The text of the Authorized Shares Amendment is attached to this Proxy Statement as Attachment 1. We had 147,708,524 shares of Common Stock issued and outstanding as of the Record Date and 102,291,476 shares of Common Stock available for issuance.

The Authorized Shares Amendment will be implemented by filing it with the Secretary of State of Washington. Once we file the Authorized Shares Amendment, we will have 352,291,476 shares of authorized but unissued Common Stock available for issuance.

Reason for the Authorized Shares Amendment

The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of obtaining approval of our stockholders. On a fully diluted basis, the shares of Common Stock currently available for future issuance by us constitute less than three percent (3%) of our authorized Common Stock. By increasing the number of shares of Common Stock authorized, even if all the holders of derivative and convertible securities exercised their rights to acquire our Common Stock, we will still have shares available to issue as compensation, for example, or in connection with an acquisition. We do not have any current plans for issuance of our Common Stock. While we are continually negotiating with third parties with regard to private placements of our securities, we have not agreed to any terms with respect to any such transaction.

In general, however, the availability of additional authorized and unissued shares of Common Stock can make any attempt to gain control of a corporation more difficult, costly or time-consuming, and the availability of additional authorized and unissued shares might make it more difficult to remove management because shares of Common Stock could be issued by us to dilute the percentage of Common Stock owned by a significant stockholder and increase the number of voting shares necessary to acquire control or to meet the voting requirements imposed by Washington law with respect to a merger or other business combination.

Section 23B.10.030 of the Washington Business Corporation Act

Section 23B.10.030 of the Washington Business Corporation Act permits the amendment of a corporation’s articles of incorporation to allow for an increase of the aggregate number of authorized shares of a class so long as the proposed amendment is approved by at least a majority of the voting group comprising all the votes entitled to be cast.

Effective Date

The Authorized Shares Amendment will become effective upon the filing with the Washington Secretary of State.

Recommendation of the Board of Directors

The Board of Directors recommends that the holders of our Common Stock vote “for” adoption of the Authorized Shares Amendment to increase our authorized shares of Common Stock to 500,000,000.

PROPOSAL #2 - To Approve an Amendment to Our Amended and Restated 2004 Stock Incentive Plan Increasing the Number of Shares of Authorized Common Stock Included in the Plan from 15,000,000 to 40,000,000

The following discussion is qualified in its entirety by the full text of the i2 Telecom International, Inc. Amended and Restated 2004 Stock Incentive Plan (the “Plan”).

On April 23, 2004, our Board of Directors adopted, and on June 3, 2004, our stockholders approved, the Plan. The Plan has a term of 10 years and is administered by our Board of Directors or a committee of the Board (collectively referred to as the “Committee”). If a committee of the Board administers the Plan, the committee must be composed of two or more members of the Board who are “non-employee directors.”

Pursuant to the Plan, the Committee may grant to eligible recipients, which include all employees, non-employee directors, consultants and independent contractors, awards of options (which may be qualified or non-qualified), Restricted Stock or Bonus Stock. Restricted Stock is an award of Common Stock that is subject to conditions or terms such as vesting, continuous employment or service for a period of time, or the satisfaction of designated performance goals or criteria. An award of a Stock Bonus is an immediately available award of Common Stock.

Awards of options have varying terms, but no option that has been granted will expire in less than three years nor in more than 10 years from the date of grant. The price for each share of Common Stock purchased pursuant to the options is determined by the Committee on the date of grant. If an option is designated as an incentive stock option, the exercise price per share is the fair market value of our Common Stock on the date of grant. Payment for stock options must be made with cash, although the Committee, in its sole discretion, may allow payment to be made (in whole or in part) by the tender of previously acquired shares, by a promissory note, through a broker’s sale, or with any combination of the foregoing, with or without the payment of cash.

If a recipient’s employment or other service is terminated by reason of death, disability or retirement, outstanding options held by the recipient will become immediately exercisable and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of the option), all Restricted Stock awards will become fully vested and all Stock Bonuses will vest or continue to vest as determined by the Committee or as governed by the Stock Bonus agreement. If the recipient’s employment or service is terminated for reasons other than death, disability or retirement, any agreement evidencing an award will be immediately terminated, and any options, Restricted Stock awards and Stock Bonuses that have not vested will terminate without vesting. So long as the recipient’s termination was not for “cause,” as defined in the Plan, any vested options shall be exercisable for a period of three months after the date of termination (but in no event after the expiration of the option). The Committee may, in its discretion, extend the recipient’s rights relating to the vesting and exercise of awards after the recipient’s termination date.

In the event of a change in control, as defined in the Plan, provided that the award does not say otherwise, all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, irrespective of the recipient’s employment status, all outstanding Restricted Stock awards will become immediately vested and non-forfeitable and all outstanding Stock Bonuses will vest or continue to vest in the manner determined by the Committee and set forth in the agreements evidencing the awards.

A recipient of an incentive stock option will recognize no income upon grant of the option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive stock option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

A recipient will not recognize any taxable income at the time a non-qualified stock option is granted. However, upon exercise of a non-qualified stock option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient’s exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

There is no tax consequence to i2 Telecom International, Inc. as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to i2 Telecom International, Inc. as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), i2 Telecom International, Inc. would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. i2 Telecom International, Inc. is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. i2 Telecom International, Inc. is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

The following table sets forth, as of December 31, 2006, the number of securities to be issued upon exercise of outstanding options, the weighted average exercise price of the outstanding options and the number of securities remaining available for future issuance under the Plan. On the Record Date, the price of our Common Stock was $0.10.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under the equity compensation plan (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	7,764,409	$0.19	2,025,682

Equity compensation plans not approved by security holders	8,496,698(2)(3)	$0.45(2)(3)	0

Total	16,261,107	$0.33	2,025,682

(1)	Represents options granted pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan.
(2)

Does not include (i) options and warrants to purchase 51,483,713 shares of Common Stock with a weighted average exercise price of $.083 per share, which were originally granted as options to purchase shares of common stock of our wholly owned subsidiary i2 Telecom International, Inc., a Delaware corporation (“i2Telecom (DE)”), pursuant to the i2Telecom DE Stock Option Plan, which were assumed by the Company in connection with the Company's acquisition of i2Telecom DE, or (ii) issuances of options and warrants in connection with various financings. The Company has not made, and will not make, any further grants under the i2Telecom DE Stock Option Plan.

(3)	Includes options and warrants to purchase Common Stock granted under plans not approved by the Company's shareholders. The material features of such plans are set forth below.

From June 2002 to February 2004, the Company granted two current employees, two current directors and two former directors options to purchase an aggregate of 4,351,689 shares of Common Stock at exercise prices having a weighted-average price of $0.4515 per share, all of which have vested. These options are all considered non-qualified due to the merger pursuant to which the Company acquired i2Telecom DE on February 26, 2004.

As part of a debt settlement from time to time the Company may negotiate to pay its debt through a combination of stock options or shares of common stock.

When the Plan was originally adopted, we set aside 10,000,000 shares of our Common Stock for grants made under the Plan. On December 12, 2005, our Board of Directors adopted, and on March 29, 2006, our stockholders approved, an amendment to the Plan increasing to 15,000,000 the number of shares of our Common Stock available for grants under the Plan. As of the Record Date, we had issued options to employees to purchase a total of 8,964,409 shares of our Common Stock. The following table sets forth, as of the Record Date, the number of options received or to be received by each of our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, each associate of any such director or executive officer, each person who received or will receive 5% of the option awards made or to be made, and all employees, including our current officers who are not executive officers, as a group:

Number of Options Received or To Be Received

Paul R. Arena, Chief Executive Officer and Director	2,069,855

James R. Rose, Chief Technology Officer	1,175,000

Douglas F. Bender, Senior Vice President and General Manager	1,068,142

All current executive officers, as a group	4,312,997

All current directors who are not executive officers, as a group	1,857,190

Associates of any director or executive officer	N/A

Any person (other than those named above) who has received or will receive 5% of the option awards made or to be made	N/A

All employees, including all current officers who are not executive officers, as a group	N/A

Recommendation of the Board of Directors

The Board of Directors recommends that holders of our Common Stock vote “for” amending our Amended and Restated 2004 Stock Incentive Plan to increase the number of shares included therein to 40,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Other than Mr. Paul R. Arena, our Chief Executive Officer, Principal Financial Officer and Chairman of the Board of Directors, Dr. Audrey L. Braswell, a director and Vestal Venture Capital, as of the Record Date we know of no individuals or entities that owned more than 5% of our Common Stock.

The following table sets forth, as of the Record Date, information with respect to the shares of Common Stock beneficially owned by (i) each director; (ii) each named executive officer; (iii) all executive officers and directors as a group and (iv) each beneficial owner of more than 5% of our Common Stock. The term “executive officer” is defined as the Chief Executive Officer/Principal Financial Officer and the Chief Technology Officer and any other person who performs similar policy making functions for the Company.

Title of Class	Name(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class(2)

Common Stock	Paul R. Arena, Executive Officer and Director	8,047,553	5.65%
Common Stock	James R. Rose, Executive Officer and Director	2,045,383	1.38%
Common Stock	Douglas F. Bender, Executive Officer	2,405,082	1.63%
Common Stock	Dr. Audrey L Braswell, Director	6,898,632	4.67%
Common Stock	D. Christer Bylander, Director	1,100,000	*
Common Stock	Vestal Venture Capital(4), 5% Holder	45,670,907	30.92%
Common Stock	Renaissance Capital (5), 5% Holder	13,761,572	9.32%
Common Stock	All Current Directors and Executive Officers as a Group (5 persons)	20,496,650	13.41%

*	Less than 1%.
(1)	The business address of each person named is c/o i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076.
(2)	Based on 147,708,524 shares of Common Stock outstanding on the transfer records as of June 11, 2007.
(3)

Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(4)

Includes 26,313,467 shares of Common Stock and an immediately exercisable warrant to acquire 19,357,440 shares of Common Stock. Mr. Allan Lyons, general partner of 21st Century Strategic Alliance, L.P., acts on behalf of Vestal Venture Capital in voting these shares of Common Stock.

(5)

Includes 12,824,072 shares of Common Stock and an immediately exercisable warrant to acquire 937,500 shares of Common Stock. Mr. Russell Cleveland, general partner of Renaissance Capital, Inc., acts on behalf of US Special Opportunities Fund, Renaissance Capital Growth & Income Fund III and Renaissance US Growth Investment Trust in voting these shares of Common Stock.

COMPENSATION OF DIRECTORS

Our bylaws permit us to compensate our directors upon resolution of the Board of Directors. Directors are permitted to receive a stated salary or a fixed sum plus expenses for attendance at each meeting. Our four directors have not received cash compensation for their services as directors during the last fiscal year. During the 2006 fiscal year, our Board of Directors awarded Dr. Braswell an option to purchase 250,000 shares of our Common Stock at an exercise price of $0.10 per share and Mr. Bylander an option to purchase 1,000,000 shares of our Common Stock at an exercise price of $.12 as compensation for service rendered to the Board. These options will expire on May 12, 2009, and May 15, 2009, respectively.

EXECUTIVE COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended December 31, 2006. The following table summarizes all compensation for fiscal year 2006 received by our Chief Executive Officer, and the Company’s two most highly compensated executive officers who earned more than $100,000 in fiscal year 2006.

SUMMARY COMPENSATION TABLE
Name and principal position (A)	Year (B)	Salary ($) (C)	Bonus ($) (D)	Stock Awards ($) (E)	Option Awards ($) (F)	Non-Equity Incentive Plan Compen-sation ($) (G)	Nonquali-fied Deferred Compen-sation Earnings ($) (H)	All Other Compen-sation ($) (I)	Total ($) (J)

Paul R. Arena,	2006	108,509	-0-	-0-	3,199	-0-	-0-	-0-	111,708
Director, Chief Executive
Officer and Principal
Financial Officer

Douglas F. Bender,	2006	97,929	-0-	-0-	1,570	-0-	-0-	-0-	99,499
Senior Vice President
and General Manager

James R. Rose,	2006	120,222	-0-	-0-	4,352	-0-	-0-	-0-	124,574
Director, Chief Technology
Officer

We do not have a long term incentive plan or arrangement of compensation with any individual in the group of officers and directors.

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of our named executive officers outstanding as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercis-able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Paul R. Arena,	1,218,030(1)			.15	06/01/10
Director, Chief Executive	166,095(1)			.45	06/24/08
Officer and Principal	55,000(1)	220,000(1)		.10	05/12/11
Financial Officer

Douglas F. Bender,	664,380(2)			.15	11/01/10
Senior Vice President	166,095(2)			.45	06/24/08
and General Manager	22,667(2)			.35	10/14/08
	27,000(2)	108,000(2)		.10	03/01/11

James R. Rose,	225,000(3)	125,000	250,000.80		03/30/08
Director, Chief Technology	150,000(3)			.10	03/01/11
Officer	45,000(3)	180,000.10			05/12/11

(1) Mr. Arena received an option to purchase 1,218,030 shares of our Common Stock on June 1, 2002, and 166,095 shares of our Common Stock on June 23, 2003, which fully vested on the date of grant. These are non-qualified options outside of the present 2004 Incentive Stock Option Plan. On May 12, 2006, Mr. Arena received an option to purchase 275,000 shares of our Common Stock. This option grant vests in equal increments over thirty-six months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Arena received as part of his compensation for services rendered to the Company.

(2) Mr. Bender received an option to purchase 664,380 shares of our Common Stock on November 1, 2002, and 166,095 shares of our Common Stock on June 23, 2003, which fully vested on the date of grant. These are non-qualified options outside of the present 2004 Incentive Stock Option Plan. On October 14, 2005, Mr. Bender received an option to purchase 22,667 shares of our Common Stock and March 1, 2006, he received an option to purchase 135,000 shares of our Common Stock. These option grants vest in equal increments over thirty-six months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Bender received as part of his compensation for services rendered to the Company.

(3) Mr. Rose received an option to purchase 600,000 shares of our Common Stock on April 6, 2005. Of this amount, 100,000 shares vested on the date of grant, 125,000 shares vested on April 6, 2006, 125,000 shares vested on April 6, 2007 and 250,000 shares will vest upon our achievement of certain sales milestones. On March 1, 2006 Mr. Rose received an option to purchase 150,000 shares of our Common Stock in lieu of compensation owed for previous consulting fees. These options vested and were exercisable on the dates they were granted. On May 12, 2006, Mr. Rose received an option to purchase 225,000 shares of our Common Stock. This option grant vests in equal increments over thirty-six months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Rose received as part of his compensation for services rendered to the Company.

DIRECTOR COMPENSATION

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended December 31, 2006.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)

Audrey L. Braswell, Director	-0-	-0-	7,637	-0-	-0-	-0-	7,637

D. Christer Bylander, Director	-0-	-0-	30,551	-0-	-0-	-0-	30,551

(1) Dr. Braswell received an option to purchase 332,190 shares of our Common Stock on June 1, 2002, which fully vested on the date of grant. These are non-qualified options outside of the present 2004 Incentive Stock Option Plan. On March 15, 2005, Dr. Braswell received an option to purchase 75,000 shares of our Common Stock and on May 12, 2006, he received an option to purchase 250,000 shares of our Common Stock. Both of these option grants vest in equal increments over twenty-four months. These are qualified options within the present 2004 Incentive Stock Option Plan which Dr. Braswell received as part of his compensation for services rendered to the Company.

(2) Mr. Bylander received an option to purchase 1,000,000 shares of our Common Stock on May 15, 2006. These options are to vest in equal increments over twenty-four months. These are qualified options within the present 2004 Incentive Stock Option Plan which Mr. Bylander received as part of his compensation for services rendered to the Company.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

To be considered for inclusion in the Proxy Statement for the Company’s 2007 Annual Meeting, stockholder proposals must be received at our principal executive offices within a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting.

Notice of intention to present a proposal at the 2007 Annual Meeting should be addressed to Corporate Secretary, i2 Telecom International, Inc., 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for the Company’s 2007 Annual Meeting not submitted within a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting will not be considered filed on a timely basis. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (i) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a Proxy Statement.

TRANSACTION OF OTHER BUSINESS

Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

Attachment 1

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

i2 TELECOM INTERNATIONAL, INC.

Pursuant to the provisions of RCW 23B 10.060 of the Washington Business Corporation Act, i2 Telecom International, Inc., a Washington corporation, hereby adopts the following articles of amendment to its articles of incorporation:

FIRST, the name of the corporation is i2 Telecom International, Inc.

SECOND, the articles of incorporation are hereby amended as follows:

Paragraph 1 of Article III of the articles of incorporation is hereby deleted in its entirety and the following will appear in its place:

1.       The total number of shares which the corporation is authorized to issue is 500,000,000 shares of common stock having no par value and 5,000,000 shares of preferred stock having no par value.

THIRD, the amendment does not provide for an exchange, reclassification, or cancellation of issued shares.

FOURTH, the amendment was adopted by the Board of Directors on June 1, 2007.

FIFTH, the amendment was duly approved by the shareholders on July 12, 2007 in accordance with the provisions of RCW 23B.10.030 and 23B.10.040.

Dated: July ___, 2007	i2 Telecom International, Inc.

By:_______________________________
Paul R. Arena, Chief Executive Officer

PROXY

i2 TELECOM INTERNATIONAL, INC.

This proxy is solicited on behalf of the Board of Directors

for the Special Meeting on July 12, 2007

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” the approval of the two proposals set forth in the proxy statement.

The stockholder(s) represented herein appoint(s) Paul Arena and/or James Rose proxy with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Special Meeting of the Stockholders of i2 Telecom International, Inc. to be held at the Company’s offices located at 5070 Old Ellis Pointe, Suite 110, Roswell, Georgia 30076, on July 12, 2007, at 10:00 a.m., and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-APPROVAL OF ADOPTION OF THE AUTHORIZED SHARES AMENDMENT

FOR [	]	AGAINST [	]	ABSTAIN [	]

PROPOSAL #2-APPROVAL OF INCREASE IN COMMON STOCK INCLUDED IN THE AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

FOR [	]	AGAINST [	]	ABSTAIN [	]

Please mark, date and sign your proxy card and mail it in the enclosed envelope as soon as possible.

In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

Signature_______________________ Date_______

Signature_______________________ Date_______